SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2004

VIISAGE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State of incorporation or organization)

000-21559	04-3320515
(Commission file number)	(I.R.S. employer identification no.)

296 Concord Road, Third Floor, Billerica, Massachusetts 01821

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (978) 932-2200

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

On January 23, 2004, Viisage Technology, Inc. (“Viisage”) acquired all of the outstanding share capital of ZN Vision Technologies AG (“ZN”). On January 30, 2004, Viisage filed a Current Report on Form 8-K to report the acquisition of ZN. Pursuant to this Form 8-K, Viisage is filing certain financial information with respect to ZN and the ZN acquisition.

(a) Financial Statements of ZN.

Included herein as Exhibit 99.1 to this Form 8-K are the audited balance sheet of ZN as of December 31, 2002 and 2003, and the statements of operations and changes in shareholders’ equity for the years ended December 31, 2002 and 2003, and the notes to these audited financial statements.

(b) Pro Forma Financial Information.

The following documents of Viisage appear as Exhibit 99.2 to this Form 8-K and are incorporated herein by reference.

(i)	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2003;

(ii)	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2003; and

(iii)	Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information.

The unaudited pro forma condensed consolidated financial statements attached as Exhibit 99.2 to this Form 8-K are presented for illustrative purposes only and are not necessarily indicative of the consolidated financial position or results of operations for future periods or the financial position or results of operations that actually would have been realized had Viisage and ZN been a combined company during the specified periods. The unaudited pro forma condensed consolidated financial statements, including the related notes, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements and related notes of Viisage, included in its Form 10-K filed with the Securities and Exchange Commission on March 30, 2004, and the historical financial statements of ZN included herein as Exhibit 99.1.

The unaudited pro forma condensed consolidated financial statements give effect to Viisage’s acquisition of ZN using the purchase method of accounting. The pro forma condensed consolidated financial statements are based on the respective historical financial statements of Viisage and ZN. The unaudited pro forma condensed consolidated financial information has been prepared on the basis of assumptions described in the notes to the unaudited pro forma condensed consolidated financial statements. In the opinion of management, all adjustments necessary to present fairly this unaudited pro forma condensed consolidated financial information have been made.

The unaudited pro forma condensed consolidated balance sheet assumes the acquisition took place on December 31, 2003, and the unaudited pro forma condensed consolidated statement of operations assumes the acquisition took place on January 1, 2003. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2003 combines Viisage’s statement of operations for the year ended December 31, 2003 with the same period for Trans Digital Technologies Corporation which was acquired on February 14, 2004 and ZN.

The Exhibit Index hereto is incorporated into this Item 5 by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIISAGE TECHNOLOGY, INC.

Date: May 21, 2004	By:	/s/ William K. Aulet
William K. Aulet
Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
2.2*	Securities Purchase Agreement dated as of March 28, 2003 (the “Securities Purchase Agreement”) by and among Viisage Technology, Inc., ZN Vision Technologies AG and each of the Sellers named therein.

2.3*	Amendment No. 1 to the Securities Purchase Agreement.

2.4*	Amendment No. 2 to the Securities Purchase Agreement.

2.5**	Amendment No. 3 to Securities Purchase Agreement.

99.1†	Audited Financial Statements of ZN Vision Technologies AG for the years ended December 31, 2002 and 2003.

99.2†	Unaudited Pro Forma Condensed Consolidated Financial Statements of Viisage Technology, Inc.

*	Included as an annex to the Registrant’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on December 30, 2003 and incorporated herein by reference.
**	Previously filed as an exhibit to the Registrant’s Form 8-K (File No. 000-21559) filed on January 30, 2004.
†	Filed herewith.

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